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                                                                    Exhibit 10.8


                    WARRANT AND SHAREHOLDERS RIGHTS AGREEMENT

This security has been acquired for investment and has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. This security may not be sold, pledged or otherwise transferred in the absence of this registration or pursuant to an exemption therefrom under the Act and laws, supported by an opinion of counsel, reasonably satisfactory to the Company and its counsel, that registration is not required.

                                                             For the Purchase of
                                                                  500,000 shares

                          COMMON STOCK PURCHASE WARRANT
                               FOR THE PURCHASE OF
                            SHARES OF COMMON STOCK OF
                              LIPID SCIENCES, INC.

Lipid Sciences, Inc., a Delaware corporation ("Company"), hereby certifies that for value received, SRI International, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing on October 6, 2000 ("Grant Date") and ending on October 6, 2007, five hundred thousand (500,000) shares of common stock, $.01 par value, of the Company "Common Stock"), at an initial exercise price equal to $5.00 per share. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

Exercise.

         (a)      The Warrant will be exercisable as follows:

                  (i) Upon completion of Phase I of the Development Program, as defined in that certain Development Agreement between the Company and SRI, the Warrant will become exercisable with respect to one hundred thousand fifty (150,000) shares of LSI common stock.

                  (ii) Upon demonstration of the medical device at the end of Phase II of the Development Program, the Warrant will become exercisable with respect to three hundred fifty thousand (350,000) shares of LSI common stock.

         (b) This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Attachment 1 duly executed by the Holder who is registered on the Company books as the Holder (the "Registered Holder")) at the principal office of the Company, or at any other office or agency the Company designates, accompanied by payment in full, in lawful money of the United States, of an amount equal to the
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then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon exercise.

         (c) Each exercise of this Warrant will be deemed to have been effected immediately prior to the close of business on the day on which this Warrant is surrendered to the Company as provided in subsection 1(b) above. At that time, the person or persons in whose name or names any certificates for Warrant Shares will be issuable upon exercise as provided in subsection 1(d) below will be deemed to have become the holder or holders of record of the Warrant Shares represented by these certificates.

         (d) Within three (3) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, to any other individual or entity as Holder (upon payment by Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of full shares of Warrant Shares to which Holder is entitled upon exercise plus, in lieu of any fractional share to which Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and

                  (ii) in case the exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of shares purchased by the Registered Holder upon exercise as provided in subsection 1(b) above.

         (e) Conversion Right. In lieu of the payment of the Exercise Price in the manner required by Section 1(b), the Holder will have the right (but not the obligation ) to convert any exercisable but unexercised portion of this Warrant into Common Stock ("Conversion Right") as follows: upon exercise of the Conversion Right, the Company will deliver to the Holder (without payment by the Holder of any of the Exercise Price in cash) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted by (y) the Market Price (as defined below). The "Value" of the portion of the Warrant being converted equals the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Market Price of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted. As used herein, the term "Market Price" means the last reported sale price of the Common Stock on the date prior to the date the Conversion Right is exercised. If no reported sale takes place on that day, the term "Market Price" means the average of the last reported sale prices for the immediately preceding three trading days. In either case, the reported sale price is the one officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the Nasdaq Stock Market, or, if applicable, the OTC Bulletin Board. If the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, the term "Market Price" means the price determined in good faith by


Warrant and Shareholders Rights Agreement                           Page 2 of 11
resolution of the Board of Directors of the Company, based on the best information available to it. The Conversion Right may be exercised by the Holder on any business day on or after the Grant Date and not later than the Expiration Date by delivering this Warrant to the Company with a duly executed exercise form attached hereto with the conversion section completed.

Adjustments.

         (a) Split, Subdivision or Combination of Shares. While this Warrant remains outstanding and unexpired, if the outstanding shares of the Company's Common Stock at any time is subdivided or split into a greater number of shares or a dividend in Common Stock will be paid in respect of Common Stock, or if the outstanding shares of Common Stock are combined or reverse-split into a smaller number of shares the Exercise Price and the number and kind of Warrant Shares issuable upon exercise of this Warrant as in effect immediately prior to such action shall be proportionately adjusted so that the Holder may receive the aggregate number and kind of shares of capital stock of the Company which such Holder would have owned immediately following such action if this Warrant had been exercised immediately prior to such action.

         (b) Reclassification Reorganization, Consolidation or Merger. In the case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any reorganization, consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision will be made so that the Holder of this Warrant will have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property that Holder would have been entitled to receive if, immediately prior to any reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, Holder had held the number of shares of Common Stock that were then purchasable upon the exercise of this Warrant. In any case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) will be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant so that the provisions set forth in this Section 2 (including provisions with respect to the Exercise Price) will thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (c) Price Adjustment. No adjustment in the Exercise Price will be required unless the adjustment requires an increase or decrease in the Exercise Price of at least $0.01. But, any adjustments that by reason of this subsection are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 will be made to the nearest cent or to the nearest 1/100th of a share.

         (d) Price Reduction. Notwithstanding any other provision set forth in this Warrant, while this Warrant is exercisable, the Company in its sole discretion may reduce the Exercise Price or extend the period that this Warrant is exercisable.


Warrant and Shareholders Rights Agreement                           Page 3 of 11
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         (e) No Impairment. The Company may not, by amendment of its Articles of
Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company. The Company will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and will take all actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.

         (f) Notice of Adjustment. If any event requires an adjustment of the Exercise Price hereunder, the Company will promptly give written notice thereof to the Holder of this Warrant stating the adjusted Exercise Price and the adjusted number of Warrant Shares resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

Fractional Shares. The Company is not required upon this Warrant's exercise to issue any fractional shares, but will make an adjustment in cash on the basis of the Market Price of the Company' s Common Stock.

Limitation on Sales. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended ("Act"), as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise except under circumstances which will not result in a violation of applicable federal and state securities laws and the terms and conditions of this Warrant.

         Without limiting the generality of the foregoing, unless the offer and sale of the Warrant Shares to be issued on the particular exercise of the Warrant have been effectively registered under the Act, the Company is under no obligation to issue the shares covered by the exercise unless the Holder has executed an investment letter, the form attached hereto as Attachment 2; it being understood that the box referenced in item (f) of such investment letter need be checked. Any stock certificate representing Warrant Shares will be imprinted with a legend in substantially the following form:

     This security has been acquired for investment and has not been registered under the Securities Act of 1933, as amended, or applicable state securities laws. This security may not be sold, pledged or otherwise transferred in the absence of such registration or pursuant to an exemption therefrom under said Act and such laws.

Market Stand-off.

Holder may not, without the prior written consent of the Company's Board of Directors, during the period commencing on the effective date of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with the Securities and Exchange Commission under the Act ("IPO") and ending on the second anniversary of this date (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or


Warrant and Shareholders Rights Agreement                           Page 4 of 11
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indirectly, any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In order to enforce the covenant in this Section, the Company may impose stop-transfer instructions with respect to the shares of Holder until the end of the relevant period. The agreed upon "lock-up" has been established with the understanding that LSI employees are presently restricted from selling the stock they receive from LSI until two (2) years following LSI's IPO. Should the "lock-up" period for LSI's employees be reduced such that they can sell their stock prior to two (2) years following LSI's IPO, then the "lock-up" period applicable to SRI's shares shall be reduced to the same extent. SRI may transfer all or a portion of the Warrant under the terms of its Intellectual Property and Equity Sharing Policy. All persons who receive any portion of the Warrant will be subject to the market stand-off described in this section.

Registration Rights.

         (a) Grant of Right. The Holders will have the right until October 6, 2007, to include the Warrant Shares as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or under Form S-8 or any equivalent form). The Company is not required to include Warrant Shares in a registration statement relating to an offering of securities if the managing underwriter has advised the Company that marketing factors require a limitation of the number of shares to be included (in which case the amount of securities to be offered for the accounts of Holders will be reduced pro rata (according to the shares proposed for registration) to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by the managing underwriter. Any such limitation may reduce the number of Warrant Shares registered for the Holder to not less than thirty percent (30%) of the total number of Warrant Shares requested to be included).

         (b) Terms. The Company will bear all fees and expenses attendant to registering the Warrant Shares, but Holders will pay any and all underwriting commissions and the expenses of any legal counsel selected by Holders to represent them in connection with the sale of the Warrant Shares. In the event of a proposed registration, the Company will furnish the then Holders with not less than 30 days' written notice prior to the proposed date of filing of such registration statement. This notice will continue to be given for each registration statement filed by the Company until the earlier of (i) such time as all of the Warrant Shares have been sold by the Holders thereof or (ii) the expiration of the "piggy-back" rights provided for herein. The Holders will exercise the "piggy-back" rights provided for herein by giving written notice within 20 days of the receipt of the Company' s notice of its intention to file a registration statement. The Company will cause any registration statement filed pursuant to the above "piggy-back" rights to remain effective for a period of at least nine consecutive months from the date that the Holders of the Warrant Shares covered by the registration statement are first given the opportunity to sell all of the securities. Notwithstanding the provisions of this Section, the Company will have the right at any time after it will have given written


Warrant and Shareholders Rights Agreement                           Page 5 of 11
notice of its intention to file a registration statement (irrespective of whether a written request for inclusion of any Warrant Shares will have been made) to elect not to file any proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         (c) Indemnification. The Company will indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) such registration statement; or (ii) any application or other document or written communication (in this paragraph (c) collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Warrant Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Holder(s) by or on behalf of the Holder(s) expressly for use in such registration statement or in any application, as the case may be. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Warrant Shares or in connection with the registration statement or any application. The Holder(s) and their successors and assigns will severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, with respect to such Holders, in writing, for specific inclusion in such registration statement or any application.

         (d) Elimination of Registration Rights. Notwithstanding anything to the contrary in paragraphs (a) and (b) of this Section 6, no Holders are entitled to have their Warrant Shares registered under the Securities Act if, in the opinion of counsel to the Company, they may be sold without restriction under Rule 144(k) promulgated under the Securities Act and any restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for the certificates is removed.

         (e) Successors and Assigns. The registration rights granted to the Holders inure to the benefit of all the Holders' successors, heirs, pledgees, assignees, transferees and Holders of the Warrant Shares.

         (f) Exercise of Warrants. Nothing contained in this Agreement will be construed as requiring the Holder(s) to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.


Warrant and Shareholders Rights Agreement                           Page 6 of 11

         (g) Documents Delivered to Holders. The Company will furnish to each Holder participating in any of the foregoing offerings and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of the registration statement (and, if the registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of the registration statement (and, if the registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in the registration statement, in each case covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company will also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc.

Notices of Record Date. If:

         (a) the Company takes a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

         (b) the Company enters into any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

         (c) the Company is the subject of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice


Warrant and Shareholders Rights Agreement                           Page 7 of 11
will be mailed at least fifteen (15) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice will not affect the legality or validity of any such action.

Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, Warrant Shares and other stock, securities and property, as from time to time will be issuable upon the exercise of this Warrant.

Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

Transfers, etc.

         (a) The Company will maintain a register containing the names and addresses of the Holders of this Warrant. Any Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

         (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but will not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

No Rights as Stockholder. Until the exercise of this Warrant, the Holder of this Warrant does not have or exercise any rights by virtue hereof as a stockholder of the Company.

Successors. The rights and obligations of the parties to this Warrant inure to the benefit of and are binding on the parties and their respective heirs, successors, assigns, pledgees, transferees and Holders. Without limiting the foregoing, the registration rights set forth in this Warrant inure to the benefit of the Registered Holder and all the Registered Holder's successors, heirs, pledgees, assignees, transferees and Holders of this Warrant and the Warrant Shares.

Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

Headings. The headings in this Warrant are for purposes of reference only and will not limit or otherwise affect the meaning of any provision of this Warrant.

Governing Law. This Warrant is governed by and construed in accordance with the laws of the State of California as these laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

Jurisdiction and Venue. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant will be instituted exclusively in


Warrant and Shareholders Rights Agreement                           Page 8 of 11

California, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum.

Mailing of Notices, etc. All notices and other communications under this Warrant (except payment) will be in writing and will be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipt delivery, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Holder:                             To his, her or its address on page 1
                                     of this Warrant.

The Company:                        Lipid Sciences, Inc.
                                    7068 Koll Center Parkway, Suite 401
                                    Pleasanton, CA 94566

In either case, with a copy to:     Joseph Lesko
                                    Foley & Lardner
                                    402 W. Broadway 23rd Floor
                                    San Diego, CA
                                    (619)234-3510 FAX

or to any other address as any of them, by notice to the others may designate from time to time. Time will be counted to, or from, as the case may be, the delivery in person or by mailing.

LIPID SCIENCES, INC.



By: /s/  Phil Radlick
    ------------------------------------
     Phillip C. Radlick, Ph.D
     President & CEO


Warrant and Shareholders Rights Agreement                           Page 9 of 11

                                  ATTACHMENT 1

                               NOTICE OF EXERCISE

TO:       Lipid Sciences, Inc.

The undersigned hereby elects irrevocably to purchase _____ shares of Common Stock of Lipid Sciences, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the exercise price of such shares in full, together with all applicable transfer taxes, if any. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below.

                                       or

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ____________ shares of Common Stock of Lipid Sciences, Inc. by surrender of the unexercised portion of the within (with a "Value" of $________ based on a "Market Price" of $__________). Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.



                                            ____________________________________
                                            (Name)

                                            ____________________________________
                                            (Address)

                                            ____________________________________

                                            ____________________________________
                                            (Taxpayer Identification Number)



________________________________________
[print name of Holder]
By: ____________________________________

Title:__________________________________

Date:___________________________________

         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever.


Warrant and Shareholders Rights Agreement                          Page 10 of 11

                                  ATTACHMENT 2

                     INVESTMENT REPRESENTATION CERTIFICATE

Purchaser:

Company:  [COMPANY]

Security: Common Stock

Amount:

Date:

(a) In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

(b) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

(c) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein;

(d) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased; and

(e) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(f) Please check the box if you are an accredited Investor as that term is defined under Regulation D promulgated under the Securities Act. [ ]


PURCHASER: _____________________________________      Date: ____________

                      INVESTMENT REPRESENTATION CERTIFICATE

Holder:           SRI International

Company:          Lipid Sciences, Inc.

Security:         Common Stock Purchase Warrant

Amount:           500,000 shares

Date:             October 6, 2000

(a) In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Holder") represents to the Company as follows:

(b) The Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Holder is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act");

(c) The Holder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein;

(d) The Holder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Holder understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased; and

(e) The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(f) Holder is an accredited investor as that term is defined under Regulation D promulgated under the Securities Act.

HOLDER

By:    /s/  Curtis R. Carlson
      ---------------------------

Its:   CEO
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Date:  October 6, 2000
      ---------------------------